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                                                                      Exhibit 1a


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-31636) of Mettler Toledo International, Inc., of our report dated May 6, 2002 relating to the financial statements and schedule of the Mettler Toledo Retirement Savings Plan, which appear in this Form 11-K.



/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
June 28, 2002



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